UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2021

ARCLIGHT CLEAN TRANSITION CORP.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-39546	98-1551379
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

200 Clarendon Street, 55th Floor
Boston, MA, 02116
(Address of principal executive offices)

(617) 531-6300

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-half of one redeemable warrant	ACTCU	The Nasdaq Stock Market LLC
Class A Ordinary Shares included as part of the units	ACTC	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	ACTCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into A Material Definitive Agreement.

Merger Agreement

On January 11, 2021, ArcLight Clean Transition Corp., a Cayman Islands exempted company (“ArcLight”), entered into an Agreement and Plan of Merger (as it may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), by and among Phoenix Merger Sub, Inc., a Delaware corporation and a wholly-owned direct subsidiary of ArcLight (“Phoenix Merger Sub”), and Proterra Inc, a Delaware corporation (“Proterra”).

The Merger Agreement and the transactions contemplated thereby were approved by the boards of directors of each of ArcLight and Proterra.

The Business Combination

The Merger Agreement provides for, among other things, the following transactions at the closing: (i) ArcLight will become a Delaware corporation (the “Domestication”), (ii) following the Domestication, Phoenix Merger Sub will merge with and into Proterra, with Proterra as the surviving company in the merger and, after giving effect to such merger, continuing as a wholly-owned subsidiary of ArcLight (the “Merger”) and, in connection with the Merger, (iii) ArcLight’s name will be changed to Proterra Inc. The Domestication, the Merger and the other transactions contemplated by the Merger Agreement are hereinafter referred to as the “Business Combination”.

The Business Combination is expected to close in the second quarter of 2021, following the receipt of the required approval by ArcLight’s stockholders and the fulfillment of other customary closing conditions.

Business Combination Consideration

In accordance with the terms and subject to the conditions of the Merger Agreement, each share of common stock of Proterra, par value $0.0001 per share (“Proterra Common Stock”), other than any Cancelled Shares (as defined in the Merger Agreement) and Dissenting Shares (as defined in the Merger Agreement) shall be converted into the right to receive a fraction of a share of duly authorized, validly issued, fully paid and nonassessable common stock, par value $0.0001 per share, of ArcLight (“ArcLight Common Stock”) equal to 0.8925 shares of ArcLight Common Stock. In addition to the issuance of ArcLight Common Stock at the 0.8925 exchange ratio as of closing of the Business Combination, in the event that the closing sale price of ArcLight Common Stock exceeds certain price thresholds for 20 out of any 30 consecutive trading days during the first five years following the closing of the Business Combination, up to an additional 22,809,500 shares of ArcLight Common Stock may be issued to the parties that were holders of Proterra Common Stock immediately prior to the closing of the Business Combination.

Governance

ArcLight has agreed to take all action within its power as may be necessary or appropriate such that, effective immediately after the closing of the Business Combination, the ArcLight board of directors shall consist of nine directors, which shall be divided into three classes, which directors shall include the current board of directors of Proterra and one ArcLight designee. Additionally, the current Proterra management team will move to ArcLight in their current roles and titles.

Representations and Warranties; Covenants

The Merger Agreement contains representations, warranties and covenants of each of the parties thereto that are customary for transactions of this type, including with respect to the operations of ArcLight and Proterra and that each of the parties have undertaken to procure approval under the under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”). In addition, ArcLight has agreed to adopt an equity incentive plan and employee stock purchase plan, as described in the Merger Agreement.

Conditions to Each Party’s Obligations

The obligation of ArcLight and Proterra to consummate the Business Combination is subject to certain closing conditions, including, but not limited to, (i) the expiration or termination of the applicable waiting period under the HSR Act, (ii) the approval of ArcLight’s shareholders, (iii) the approval of Proterra’s shareholders and (iv) the Registration Statement (as defined below) becoming effective.

In addition, the obligation of ArcLight to consummate the Business Combination is subject to the fulfillment of other closing conditions, including, but not limited to, (i) the representations and warranties of Proterra being true and correct to the standards applicable to such representations and warranties and each of the covenants of Proterra having been performed or complied with in all material respect, (ii) the aggregate cash proceeds from ArcLight’s trust account, together with the proceeds from the PIPE Financing (as defined below), equaling no less than $300,000,000 (after deducting any amounts paid to ArcLight shareholders that exercise their redemption rights in connection with the Business Combination and net of unpaid transaction expenses incurred or subject to reimbursement by ArcLight) and (iii) no Material Adverse Effect (as defined in the Merger Agreement) shall have occurred.

The obligation of Proterra to consummate the Business Combination is also subject to the fulfillment of other closing conditions, including, but not limited to, (i) the representations and warranties of ArcLight and Phoenix Merger Sub being true and correct to the standards applicable to such representations and warranties and each of the covenants of ArcLight having been performed or complied with in all material respects, (ii) the aggregate cash proceeds from ArcLight’s trust account, together with the proceeds from the PIPE Financing (as defined below), equaling no less than $350,000,000 (after deducting any amounts paid to ArcLight shareholders that exercise their redemption rights in connection with the Business Combination and net of unpaid transaction expenses incurred or subject to reimbursement by ArcLight) and (iii) the approval by Nasdaq of ArcLight’s listing application in connection with the Business Combination.

Termination

The Merger Agreement may be terminated under certain customary and limited circumstances prior to the closing of the Business Combination, including, but not limited to, (i) by mutual written consent of ArcLight and Proterra, (ii) by ArcLight if the representations and warranties of Proterra are not true and correct or if Proterra fails to perform any covenant or agreement set forth in the Merger Agreement such that certain conditions to closing cannot be satisfied and the breach or breaches of such representations or warranties or the failure to perform such covenant or agreement, as applicable, are not cured or cannot be cured within certain specified time periods, (iii) termination by Proterra if the representations and warranties of ArcLight are not true and correct or if ArcLight fails to perform any covenant or agreement set forth in the Merger Agreement such that certain conditions to closing cannot be satisfied and the breach or breaches of such representations or warranties or the failure to perform such covenant or agreement, as applicable, are not cured or cannot be cured within certain specified time periods, (iv) subject to certain limited exceptions, by either ArcLight or Proterra if the Business Combination is not consummated by July 11, 2021, (v) by either ArcLight or Proterra if certain required approvals are not obtained by ArcLight shareholders after the conclusion of a meeting of ArcLight’s stockholders held for such purpose at which such shareholders voted on such approvals, and (vi) termination by ArcLight if Proterra’s shareholders do not deliver to ArcLight a written consent approving the Business Combination within ten business days of the Consent Solicitation Statement (as defined in the Merger Agreement) being disseminated.

If the Merger Agreement is validly terminated, none of the parties to the Merger Agreement will have any liability or any further obligation under the Merger Agreement other than customary confidentiality obligations, except in the case of Willful Breach or Fraud (each, as defined in the Merger Agreement).

A copy of the Merger Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference, and the foregoing description of the Merger Agreement is qualified in its entirety by reference thereto. The Merger Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of the Merger Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The representations, warranties and covenants in the Merger Agreement are also modified in important part by the underlying disclosure schedules which are not filed publicly and which are subject to a contractual standard of materiality different from that generally applicable to stockholders and were used for the purpose of allocating risk among the parties rather than establishing matters as facts. ArcLight does not believe that these schedules contain information that is material to an investment decision.

PIPE Financing (Private Placement)

Concurrently with the execution of the Merger Agreement, ArcLight entered into subscription agreements (the “Subscription Agreements”) with certain investors (the “PIPE Investors”). Pursuant to the Subscription Agreements, the PIPE Investors agreed to subscribe for and purchase, and ArcLight agreed to issue and sell to such investors, immediately following the Closing (as defined in the Merger Agreement), an aggregate of 41,500,000 shares of ArcLight Common Stock for a purchase price of $10.00 per share, for aggregate gross proceeds of $415,000,000 (the “PIPE Financing”).

The closing of the PIPE Financing is contingent upon, among other things, the substantially concurrent consummation of the Business Combination. The Subscription Agreements provide that ArcLight will grant the investors in the PIPE Financing certain customary registration rights.

The foregoing description of the Subscription Agreements and the PIPE Financing is subject to and qualified in its entirety by reference to the full text of the form of Subscription Agreement, a copy of which is attached as Exhibit 10.1 hereto, and the terms of which are incorporated herein by reference.

Sponsor Support Agreement

Concurrently with the execution of the Merger Agreement, ArcLight CTC Holdings, L.P., a Delaware limited partnership (the “Sponsor”), and other holders of Class B ordinary shares, par value $0.0001 per share, of ArcLight entered into a Sponsor Support Agreement (the “Sponsor Support Agreement”) with ArcLight and Proterra, pursuant to which the Sponsor and such holders agreed to, among other things, (i) vote at any meeting of the shareholders of ArcLight all of their ordinary shares held of record or thereafter acquired in favor of the Proposals (as defined in the Merger Agreement), (ii) be bound by certain other covenants and agreements related to the Business Combination and (iii) be bound by certain transfer restrictions with respect to such securities, prior to the closing of the Business Combination, in each case, on the terms and subject to the conditions set forth in the Sponsor Support Agreement.

The foregoing description of the Sponsor Support Agreement is subject to and qualified in its entirety by reference to the full text of the Sponsor Support Agreement, a copy of which is attached as Exhibit 10.2 hereto, and the terms of which are incorporated herein by reference.

Sponsor Letter Agreement

Concurrently with the execution of the Merger Agreement, the Sponsor entered into the Sponsor Letter Agreement (the “Sponsor Letter Agreement”) with ArcLight and Proterra, pursuant to which the parties thereto agreed to, among other things, (i) certain vesting and forfeiture terms with respect to 10% of the ArcLight Common Stock beneficially owned by the Sponsor immediately following the closing, (ii) the lock-up described below and (iii) cause ArcLight’s designee to the ArcLight board of directors to resign in the event the Sponsor sells, disposes of, transfers or assigns (other than to an affiliate) 50% or more of the ArcLight Common Stock held beneficially by the Sponsor as of the closing of the Business Combination, in each case, on the terms and subject to the conditions set forth in the Sponsor Support Agreement.

The foregoing description of the Sponsor Letter Agreement is subject to and qualified in its entirety by reference to the full text of the Sponsor Letter Agreement, a copy of which is attached as Exhibit 10.3 hereto, and the terms of which are incorporated herein by reference.

Proterra Stockholder Support Agreements

Concurrently with the execution of the Merger Agreement, certain stockholders of Proterra representing the requisite votes necessary to approve the Business Combination entered into support agreements (the “Proterra Support Agreements”) with ArcLight and Proterra, pursuant to which each such holder agreed to (i) vote at any meeting of the shareholders of Proterra all of its Proterra Common Stock held of record or thereafter acquired in favor of the Proposals (as defined in the Merger Agreement) and appoint ArcLight as such holder’s proxy, (ii) be bound by certain other covenants and agreements related to the Business Combination and (iii) be bound by certain transfer restrictions with respect to such securities, in each case, on the terms and subject to the conditions set forth in Proterra Support Agreement.

The foregoing description of Proterra Support Agreements is subject to and qualified in its entirety by reference to the full text of the form of Company Support Agreement, a copy of which is included as Exhibit B to Exhibit 2.1 hereto, and the terms of which are incorporated herein by reference.

Lock-Ups

The Sponsor and certain holders of Proterra Common Stock, including its institutional holders and certain of its officers and directors, immediately prior to the closing of the Business Combination will be subject to post-closing lock-ups with respect to their shares of ArcLight Common Stock for a period to be agreed between Proterra and ArcLight, but not to exceed 180 days, subject, in each case, to customary terms.

Amended and Restated Registration Rights Agreement

At the closing of the Business Combination, Proterra, the Sponsor and certain stockholders of Proterra will enter into an amended and restated registration rights agreement (the “Registration Rights Agreement”) pursuant to which, among other things, the parties thereto will be granted certain customary registrant rights with respect to shares of Proterra Common Stock.

The foregoing description of the Registration Rights Agreement is subject to and qualified in its entirety by reference to the full text of the form of Registration Rights Agreement, a copy of which is included as Exhibit D to Exhibit 2.1 hereto, and the terms of which are incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein. The shares of ArcLight Common Stock to be offered and sold in connection with the PIPE Financing have not been registered under the Securities Act in reliance upon the exemption provided in Section 4(a)(2) thereof.

Item 7.01.	Regulation FD Disclosure.

On January 12, 2021, ArcLight and Proterra issued a press release announcing their entry into the Merger Agreement. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Furnished as Exhibit 99.2 hereto and incorporated into this Item 7.01 by reference is the investor presentation that ArcLight and Proterra have prepared for use in connection with the announcement of the Business Combination.

The foregoing (including Exhibits 99.1 and 99.2) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Additional Information

ArcLight intends to file with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 (as amended, the “Registration Statement”), which will include a preliminary proxy statement/prospectus of ArcLight, in connection with the Business Combination. After the Registration Statement is declared effective, ArcLight will mail a definitive proxy statement/prospectus and other relevant documents to its stockholders. ArcLight’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus, and amendments thereto, and definitive proxy statement/prospectus in connection with ArcLight’s solicitation of proxies for its stockholders’ meeting to be held to approve the Business Combination because the proxy statement/prospectus will contain important information about ArcLight, Proterra and the Business Combination. The definitive proxy statement/prospectus will be mailed to stockholders of ArcLight as of a record date to be established for voting on the Business Combination. Stockholders will also be able to obtain copies of the Registration Statement on Form S-4 and the proxy statement/prospectus, without charge, once available, at the SEC’s website at www.sec.gov. In addition, the documents filed by ArcLight may be obtained free of charge from ArcLight at https://www.arclightclean.com. Alternatively, these documents, when available, can be obtained free of charge by directing a request to: ArcLight Clean Transition Corp., 200 Clarendon Street, 55th Floor, Boston, MA 02116.

Participants in the Solicitation

ArcLight, Proterra and their respective directors, executive officers, other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of ArcLight’s shareholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the Business Combination of ArcLight’s directors and officers in ArcLight’s filings with the SEC, including the Registration Statement to be filed with the SEC by ArcLight, and such information and names of Proterra’s directors and executive officers will also be in the Registration Statement to be filed with the SEC by ArcLight, which will include the proxy statement of ArcLight for the Business Combination.

Forward Looking Statements

Certain statements in this Current Report on Form 8-K may be considered forward-looking statements. Forward-looking statements generally relate to future events or ArcLight’s or Proterra’s future financial or operating performance. For example, statements about the expected timing of the completion of the Business Combination, the benefits of the Business Combination, the competitive environment, and the expected future performance (including future revenue, pro forma enterprise value, and cash balance) and market opportunities of Proterra are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by ArcLight and its management, and Proterra and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (2) the outcome of any legal proceedings that may be instituted against ArcLight, Proterra, the combined company or others following the announcement of the Business Combination; (3) the inability to complete the Business Combination due to the failure to obtain approval of the shareholders of ArcLight or to satisfy other conditions to closing; (4) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (5) the ability to meet stock exchange listing standards at or following the consummation of the Business Combination; (6) the risk that the Business Combination disrupts current plans and operations of Proterra as a result of the announcement and consummation of the Business Combination; (7) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (8) costs related to the Business Combination; (9) changes in applicable laws or regulations; (10) the possibility that Proterra or the combined company may be adversely affected by other economic, business and/or competitive factors; and (11) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in ArcLight’s Registration Statement on Form S-1 (File No. 333-248625), and which will be set forth in a Registration Statement to be filed by ArcLight with the SEC in connection with the Business Combination.

Nothing in this Current Report on Form 8-K should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither ArcLight nor Proterra undertakes any duty to update these forward-looking statements.

Disclaimer

This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy, any securities or the solicitation of any vote in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1†	Agreement and Plan of Merger, dated as of January 11, 2021, by and among ArcLight Clean Transition Corp., Phoenix Merger Sub, Inc., and Proterra Inc.

10.1	Form of Subscription Agreement.

10.2	Sponsor Support Agreement, dated as of January 11, 2021, by and among ArcLight CTC Holdings, L.P., ArcLight Clean Transition Corp. and Proterra Inc and certain other parties thereto.

10.3	Sponsor Letter Agreement, dated as of January 11, 2021, by and among ArcLight CTC Holdings, L.P., ArcLight Clean Transition Corp. and Proterra Inc and certain other parties thereto.

99.1	Press Release, dated January 12, 2021.

99.2	Investor Presentation.

†	Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 12, 2021

ARCLIGHT CLEAN TRANSITION CORP.

By:	/s/ John F. Erhard
Name:	John F. Erhard
Title:	President and Chief Executive Officer